EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

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                                                                  STATE OF
CORPORATE NAME                                                    INCORPORATION       % OWNED
Advanced Medical Imaging Center, Inc.                             Delaware            100.00%
Affiliated Medical Imaging Network, Inc.                          California          100.00%
AH Imaging, Inc.                                                  Delaware            100.00%
Columbus Diagnostic Center Inc.                                   Delaware            100.00%
Commumity Radiology of Virginia Inc.                              Virginia            100.00%
Computerized Medical Imaging Center Inc.                          Delaware             56.90%
DI Imaging Center Inc.                                            Delaware            100.00%
Diagnostic Equity Partners                                        Florida              50.00%
Eastside Imaging, Inc.                                            Texas               100.00%
Fannin Street Imaging, Inc.                                       Texas               100.00%
FCA of Van Nuys, Inc.                                             California          100.00%
Finance Funding Corp.                                             Florida             100.00%
First Choice Networks, Inc.                                       Florida             100.00%
Fort Bend Imaging, Inc.                                           Texas               100.00%
Futurecare Affiliates, Inc.                                       Delaware            100.00%
Gulf Coast Imaging Services, Inc.                                 Texas               100.00%
Hamilton Wolfe Imaging, Inc.                                      Texas               100.00%
Heights Imaging Center Inc.                                       Delaware            100.00%
Imaging Management Services Inc.                                  Delaware            100.00%
Integrated Health Concepts Inc.                                   Texas                70.00%
Kaley Imaging, Inc.                                               Florida             100.00%
Laborde Diagnostic Inc.                                           Louisiana            80.00%
LB Imaging Center, Inc.                                           Delaware            100.00%
Medical Marketing Development, Inc                                Delaware            100.00%
Medical Imaging Centers of America, Inc.                          California          100.00%
Medical Imaging Centers of America, Inc. (General Partner)        Missouri             82.00%
Medical Imaging Equipment Leasing, Inc.                           Florida             100.00%
Medical Marketing Development Inc.                                New York            100.00%
MediTek-Broward, Inc.                                             Florida             100.00%
MediTek-Chatham Industries, Inc.                                  Florida             100.00%

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EXHIBIT 21 CONTINUED
PAGE 2
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                                                                 STATE OF
CORPORATE NAME                                                   INCORPORATION       % OWNED
MediTek-Greystone, Inc.                                          Florida              100.00%
MediTek-HE, Inc.                                                 Florida              100.00%
MediTek-ICOT, Inc.                                               Florida              100.00%
MediTek-Newark, Inc.                                             Florida              100.00%
MediTek-Palm Beach Gardens Inc.                                  Florida              100.00%
MediTek-Palms, Inc.                                              Florida              100.00%
MediTek-PBGMRI, Inc.                                             Florida              100.00%
MediTek-Premier North, Inc.                                      Florida              100.00%
MediTek-Premier, Inc.                                            Florida              100.00%
MediTek-Sun Coast, Inc.                                          Florida              100.00%
MediTek Anesthesia, Inc.                                         Florida              100.00%
MediTek Capital Corp.                                            Florida              100.00%
MediTek Gwinnet, Inc.                                            Georgia              100.00%
MediTek Health Care Management, Inc.                             Florida              100.00%
MediTek Health Corporation                                       Florida              100.00%
MediTek Industries, Inc.                                         Florida              100.00%
MediTek Therapy, Inc.                                            Florida              100.00%
MICA CAL II, Inc.                                                California            92.50%
MICA CAL X, Inc.                                                 Florida              100.00%
MICA FLO I, Inc.                                                 California            50.00%
MICA Imaging, Inc.                                               California           100.00%
MICA OR I, Inc.                                                  California            94.90%
MICA Pacific, Inc.                                               California           100.00%
Modesto Imaging Center Inc.                                      Delaware             100.00%
Owner Diagnostics, Inc.                                          California            67.53%
San Antonio Diagnostic Imaging, Inc.                             Delaware             100.00%
San Francisco Magnetic Resonance Center, Inc.                    Delaware             100.00%
Santa Fe Imaging Center Inc.                                     Delaware             100.00%
South Coast Radiologists, A Corporation                          Oregon               100.00%
Steeplechase Diagnostic Center, Inc.                             Texas                100.00%
Townley Group, Inc.                                              California            50.10%
U.S Cancer Care, Inc.                                            California            50.10%
U.S. Imaging, Inc.                                               Texas                100.00%

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EXHIBIT 21 CONTINUED
Page 3
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                                                                 STATE OF
CORPORATE NAME                                                   INCORPORATION       % OWNED
USD  Dayton Inc.                                                 Delaware             100.00%
Wilkes Barre Imaging                                             New York              60.00%
Medical Diagnostic, Inc.                                         Delaware             100.00%
Western Massachusetts Magnetic Resonance Services, Inc.          Massachusetts        100.00%
MRI Associates, Inc.                                             Massachusetts        100.00%
MDI Investments, Inc.                                            Massachusetts        100.00%
Greater Boston MRI Services, Inc.                                Massachusetts        100.00%
Mobile MRI of Western Mass., Inc.                                Massachusetts        100.00%
Central Massachusetts MRI Services, Inc.                         Massachusetts        100.00%
Casco Bay MR Services, Inc.                                      Maine                100.00%
MDI Finance & Leasing, Inc.                                      Massachusetts        100.00%
Merrimack Scanning, Inc.                                         New Hampshire        100.00%
Middlesex MRI Center, Inc.                                       Massachusetts        100.00%
MDI-New York, Inc.                                               New York             100.00%
MDI Rehab, Inc.                                                  Massachusetts        100.00%
Meritus PLS, Inc.                                                Virginia             100.00%
Greater Springfield MRI, Inc.                                    Massachusetts        100.00%
MICA CAL. III, Inc.                                              Florida              100.00%
MICA CAL. IV, Inc.                                               Florida              100.00%
MICA CAL. I, Inc.                                                California           100.00%
MediTek-Wellington Corp,                                         Florida              100.00%
MICA CAL VII, Inc.                                               California            43.19%
MediTek-Winter Park Inc.                                         Florida              100.00%

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